UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 26, 2019

Bank First National Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bank First National Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders on June 10, 2019 (the “Annual Meeting”). Three proposals were submitted to the Company’s shareholders, including a proposal to change the Company’s name from “Bank First National Corporation” to “Bank First Corporation” (the “Name Change”). The Name Change was effected by an amendment to the Company’s Restated Articles of Incorporation filed with the Wisconsin Department of Financial Institutions and will be effective on June 26, 2019.

On June 18, 2019, the Company’s Board of Directors approved and adopted conforming amendments to the Company’s Amended and Restated Bylaws, solely to reflect the Name Change, to be effective immediately following the effectiveness of the amendment to the Restated Articles of Incorporation.

The foregoing descriptions of the amendments to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws are qualified in their entirety by the text of the amendment to the Restated Articles of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this current report on Form 8-K, and are incorporated by reference in their entirety into this Item 5.03.

Item 8.01	Other Events.

On June 26, 2019, the Company issued a press release to report the Name Change. The press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
3.1	Articles of Amendment to Restated Articles of Incorporation of Bank First National Corporation
3.2	Amended and Restated Bylaws of Bank First Corporation
99.1	Press release dated June 19, 2019 regarding name change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST NATIONAL CORPORATION

Date: June 26, 2019	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer